UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22958

Duff & Phelps Select Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

100 Pearl Street, 9th Floor

Hartford, CT 06103

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

Virtus Investment Partners, Inc.

100 Pearl Street

Hartford, CT 06103

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7598

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	November 30, 2016

MESSAGE TO SHAREHOLDERS

Dear Duff & Phelps Select Energy MLP Fund Inc. Shareholder:

Enclosed is the annual report for the Duff & Phelps Select Energy MLP Fund Inc. that discusses performance for the 12 months ended November 30, 2016. The report includes commentary from the portfolio management team at Duff & Phelps Investment Management on market conditions and the fund’s performance during the period.

For the fiscal year ended November 30, 2016, the fund’s net asset value (NAV) increased 13.58%, including $0.88 in reinvested distributions. For the same period, the average NAV of the constituents of the Lipper Energy MLP closed-end fund category increased 9.99%, including reinvested dividends.

On behalf of the investment professionals at Duff & Phelps, I welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. If you have any questions, our customer service team is available to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Director

Duff & Phelps Select Energy MLP Fund Inc.

January 2017

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE

NOVEMBER 30, 2016

(Unaudited)

About the Fund:

The Duff & Phelps Select Energy MLP Fund Inc. (NYSE: DSE) (the “Fund” or “DSE”) invests at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”). The Fund’s “Managed Assets” are equal to its net assets plus any borrowings made for the purpose of leverage. The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not MLPs or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2016, the Fund’s leverage consisted of $78 million of borrowings made pursuant to a line of credit which represented approximately 28% of the Fund’s total assets.

Portfolio Review – Duff & Phelps Investment Management Co. (“DPIM”)

The Duff & Phelps Select Energy MLP Fund Inc. is subadvised by Duff & Phelps Investment Management Co., and managed by a team of two dedicated MLP investment professionals with average industry experience of more than 18 years: David D. Grumhaus, Jr., Senior Portfolio Manager, and Charles Georgas, CFA, Portfolio Manager. The following commentary is provided by the portfolio management team at DPIM, and covers the period from December 1, 2015 through November 30, 2016.

How did the equity markets and MLPs perform during the Fund’s fiscal year ended November 30, 2016?

After a volatile first six months, MLPs had a very quiet second half, but still managed to slightly outperform the market for the fiscal year. MLPs, as measured by the Alerian MLP Index, finished the fiscal year up 9.28% on a total return basis versus 8.06% for the S&P 500® Index. Recall that, on February 11, 2016, almost two-and-half months into the fiscal year, MLPs were down 30.7% and underperforming the S&P 500® Index by 19.1% before dramatically rallying and finishing up 5.2% for the first half. The second half was a very different story than the first half, as MLPs traded in a very tight band as the market waited to see what would happen with oil prices. The news of the OPEC production cut on the last day of the fiscal year drove a big rally in MLPs and allowed them to post a decent gain for the second half.

As noted above, oil continued to be the major driver of the MLP sector in fiscal 2016. Just as oil’s fall into the mid-$20s per barrel in January and February accounted for the sector’s poor early performance, oil’s big rally to $49.10 a barrel by the end of May sparked the sector’s resurgence. The debate around oil continued to center on global supply and demand and whether supply would fall sufficiently to start cutting into the large oil imbalances that had built up in 2015. While certain producers, particularly the U.S., began to show real discipline, OPEC once again took center stage. In late September, an OPEC agreement, in principle, to cut production rallied oil prices, but the market then spent the next two months debating whether an agreement could actually be reached at OPEC’s November 30 meeting. All the while, individual OPEC countries pushed their production higher so they could get a better deal if the cuts actually happened. OPEC eventually reached an historic agreement to cut production at the

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2016

(Unaudited)

meeting. While, accurately handicapping OPEC is near impossible, we were cautiously optimistic that a deal would be consumated. We believed that Saudi Arabia had changed its view, and as such, we thought it would push a deal through.

The sector appears to be in much better shape than it was at the start of 2016. MLPs have been helped by a host of external factors, including higher commodity prices, significantly stronger credit markets, improving equity markets, and a big uplift in the credit profiles of many of their exploration and production (“E&P”) customers. MLPs have also worked hard to reduce the risk associated with their businesses. We saw a number of MLPs significantly improve their balance sheets through a combination of restructurings, asset sales, joint ventures, preferred equity raises, incentive distribution rights (“IDRs”) givebacks, and general partner/limited partner (“GP/LP”) mergers. Consolidation also finally appears to be happening. Two big Canadian midstream companies each announced major acquisitions, with TransCanada Corp. buying Columbia Pipeline Group, and Enbridge Inc. buying Spectra Energy. There was also a host of small M&A deals and rumors of countless others.

While the outlook for MLPs is much better, two obstacles continue to plague the sector. The first centers on the continued difficulty of getting pipelines approved. Since the beginning of 2015, we have seen 13 pipeline projects be cancelled or significantly delayed, the most prominent right now being the Dakota Access Pipeline (DAPL), which the Obama administration halted despite it being largely finished. The new Trump administration may get projects moving again, but a number of companies are currently seeing their growth projects get curtailed. The second obstacle involves the Energy Transfer family of companies. After a proposed deal with Williams fell apart in June, Energy Transfer announced in late

November that it was merging two of its MLPs, Sunoco Logistics and Energy Transfer Partners. While the combined company will have attractive assets, the market was clearly caught off guard and responded by selling down the stocks, with both falling over 13% in the 10 trading days after the announcement. The deal was clearly a negative for the sector given the combined size of the two companies in the Alerian MLP Index (12%) and the issues the deal raises about MLP corporate governance more generally.

What affected the Fund’s performance during the fiscal year?

On a stock price basis, the Fund was up 17.48% for the fiscal year ended November 30, 2016. During the year, the Fund moved from a -2.4% discount to net asset value (“NAV”) to a 0.9% premium to NAV.

On a NAV basis, the Fund returned 13.58%. The combination of leverage and good stock selection benefited the Fund. The Fund closed the year with leverage of 28%.

For the fiscal year, the Fund benefited from us staying patient and not selling stocks when the sector was down significantly. In particular, many of the larger-cap holding names saw their stock prices fall precipitously early in the year, as investors looked to reduce exposure to the sector, but a number of these stocks rebounded to finish up significantly on the year. For the 12 months ended November 30, 2016, the two best contributing sub-sectors were petroleum, transportation and storage, and gathering and processing, while the worst contributing sectors were downstream/other and upstream.

Not surprisingly, many of the worst performing names for the Fund were stocks that we exited early in the year to reallocate into other stocks. Interestingly, our biggest loser was also our biggest winner. At the end of February, Targa Resources Corp. (TRGP) bought in its MLP, Targa Resources Partners

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2016

(Unaudited)

(NGLS), which we owned. Given the weak commodity prices early in the year and the timing of the deal at the bottom of the market, NGLS ended up being the worst contributor to the Fund for the year. However, the Fund held on to the TRGP stock that it got in return for NGLS and subsequently added to the position, and TRGP ended the year as the largest contributor to the Fund.

The portfolio’s overall makeup did not change dramatically over the year. The Fund’s biggest increased allocations were to petroleum transportation and storage and diversified. The allocations decreased to downstream/other, retail propane, and marine shipping, and the Fund also sold out of a small allocation to upstream.

What is your outlook for the sector?

We believe the outlook for MLPs going into 2017 is attractive. As a sector, MLPs are still down 35% from their August 2014 highs. Also, for the first time since then, MLP investors should be able to stop worrying about oil prices. Oil markets were already headed back into balance in 2017, and the new OPEC production cuts should push global supply/demand into meaningful deficits. While there will be the typical concerns about cheating or the agreement falling apart, the deal looks real, and we are constructive on the price of oil. Trump’s election should also be a big boost for the sector. Trump’s focus on infrastructure spending and cutting back regulation plays right into the MLP space, and his appointments of Scott Pruitt as head of the EPA, former Texas Governor Rick Perry as Secretary of Energy, and Exxon CEO Rex Tillerson as Secretary of State seem consistent with that focus. A potential pickup in economic growth around Trump’s election and the policies he wants to implement will also help drive demand for oil, natural gas, and natural gas liquids. We are already starting to see U.S. E&P companies increase production, and concerns about the overcapacity in many U.S. basins is now being replaced by talk about when new midstream infrastructure will be needed. Having largely fixed their balance sheets and cut costs, MLPs are also now in a much better place to take advantage of these new opportunities.

In light of the foregoing, we are trying to better understand why MLPs are not performing better. Through mid-December, MLPs are slightly off for the month and still down over 3% for the fourth quarter. Some reasons for the muted performance may include rising interest rates, a rotation into higher-beta energy names, ongoing concerns about the Energy Transfer family, and year-end tax loss selling. While all of these are probably playing some role, we are simply not seeing enough new money come into the space. Retail investors continue to be wary following the long downturn, while institutions seem to be investing in other parts of the energy value chain or getting their midstream exposure through the C-Corporations. Nevertheless, as we head into next year, we think the still-attractive MLP yields combined with higher oil prices and the Trump agenda should lead to solid sector performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2016

(Unaudited)

seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets. The Fund has elected to be treated as a “C” corporation, for United States federal and state income tax purposes. Accordingly, the Fund may pay federal and applicable state corporate taxes.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Energy Sector Concentration: The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy.

Market Price/NAV: Shares of closed-end funds often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOVEMBER 30, 2016

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments as of November 30, 2016.

Asset Allocation

Energy	97%
Utilities	2
Other (includes short-term investments)	1

Total	100%

Country Weightings

United States (includes short-term investments)	94%
Marshall Islands	6

Total	100%

Sector Weightings

Traditional Midstream	90%
Marine/Shipping	5
Downstream/Other	4
Short-Term Investment	1

100%

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

KEY INVESTMENT TERMS

NOVEMBER 30, 2016 (Unaudited)

Alerian MLP Index

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.

Lipper Energy MLP Closed-End Fund Average

The Lipper Energy MLP Closed-End Fund Average is the average performance at market of all funds within the Lipper fund classification of Energy MLP closed-end funds, which invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources. Returns include the reinvestment of all distributions, including returns of capital, if any, calculated among the funds. Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments.

Master Limited Partnerships (MLPs)

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in the Internal Revenue Code in order to be treated as partnerships for United States federal income tax purposes.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016

($ reported in thousands)

	SHARES/ UNITS	VALUE

COMMON STOCKS—6.6%
Gathering/Processing—6.6%
Targa Resources Corp.	241,375	$12,863
TOTAL COMMON STOCKS (Identified Cost $5,012)		12,863
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—133.2%
Diversified—31.3%
Enterprise Products Partners LP	263,000	6,820
MPLX LP	503,499	16,540
NGL Energy Partners LP	215,000	3,988
ONEOK Partners LP	189,291	7,913
Williams Partners LP	688,914	25,145

		60,406

Downstream/Other—5.4%
Cheniere Energy Partners LP	120,000	3,524
Sunoco LP	288,000	6,941

		10,465

Gathering/Processing—25.0%
Crestwood Equity Partners LP	221,783	4,968
DCP Midstream Partners LP	321,000	11,116
Enable Midstream Partners LP	37,200	581
EnLink Midstream Partners LP	1,021,399	17,895
Rice Midstream Partners LP	239,500	5,161
Western Gas Partners LP	149,000	8,504

		48,225

Marine/Shipping—7.3%
GasLog Partners LP	406,830	8,279
KNOT Offshore Partners LP	261,000	5,690

		13,969

	SHARES/ UNITS	VALUE

Natural Gas Pipelines—16.1%
Energy Transfer Partners LP	677,235	$23,785
Tallgrass Energy Partners LP	155,000	7,260

		31,045

Petroleum Transportation & Storage—46.5%
Enbridge Energy Partners LP	915,000	22,600
Genesis Energy LP	222,000	7,757
NuStar Energy LP	400,000	19,096
Plains All American Pipeline LP	568,000	18,716
Sunoco Logistics Partners LP	355,000	8,410
Tesoro Logistics LP	163,122	7,688
VTTI Energy Partners LP	165,000	2,945
Western Refining Logistics LP	120,900	2,490

		89,702

Retail Propane—1.6%
AmeriGas Partners LP	67,500	3,029
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES
(Identified Cost $321,328)		256,841
TOTAL LONG TERM INVESTMENTS—139.8%
(Identified Cost $326,340)		269,704
SHORT-TERM INVESTMENT—1.0%
Money Market Mutual Fund—1.0%
BlackRock Liquidity Funds Fed Fund Portfolio Institutional Shares (seven-day effective yield 0.311%)(3)	1,855,356	1,855
TOTAL SHORT-TERM INVESTMENT (Identified Cost $1,855)		1,855
TOTAL INVESTMENTS—140.8% (Identified Cost $328,195)		271,559(1)(2)
Other assets and liabilities, net—(40.8)%		(78,699)

NET ASSETS—100.0%		$192,860

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

FOOTNOTE LEGEND:

(1)	Income Tax Information: For tax information at November 30, 2016, see Note 5 Income Tax Information in the Notes to Financial Statements.
(2)	All or a portion of the portfolio is segregated as collateral for borrowings.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of November 30, 2016 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at November 30, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$12,863	$12,863
Master Limited Partnerships and Related Companies	256,841	256,841
Short-Term Investments	1,855	1,855

Total Investments	$271,559	$271,559

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at November 30, 2016.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2016

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $328,195)	$271,559
Receivables
Investment securities sold	3,242
Dividends	1
Deferred tax asset, net (Note 5)	25
Prepaid directors’ retainer	14
Prepaid expenses	19

Total assets	274,860

Liabilities
Payables
Borrowings (Note 8)	78,000
Investment securities purchased	3,424
Investment advisory fees	217
Administration and accounting fees	22
Professional fee	147
Directors’ fees and expenses	11
Interest payable on borrowings	91
Transfer agent fees and expenses	4
Other accrued expenses	84

Total liabilities	82,000

Net Assets	$192,860

Net Assets Consist of:
Common stock ($0.001 par value 100,000,000 shares authorized)	$26
Capital paid in on shares of beneficial interest	423,278
Accumulated undistributed net investment income (loss), net of taxes	(8,978)
Accumulated undistributed net realized gain (loss), net of taxes	(164,830)
Net unrealized appreciation (depreciation), net of taxes	(56,636)

Net Assets	$192,860

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 26,076,161	$7.40

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2016

($ reported in thousands)

Investment Income
Dividends and distributions	$23,204
Less return of capital distributions (Note 2C)	(21,618)

Total investment income	1,586

Expenses
Investment advisory fees	2,369
Administration and accounting fees	313
Professional fees	222
Directors’ fees and expenses	131
Printing fees and expenses	110
Franchise taxes	42
Transfer agent fees and expenses	19
Custodian fees	4
Miscellaneous	147

Total expenses before interest expense	3,357
Interest expense on borrowings (Note 8)	935

Total expenses after interest expense	4,292

Net investment income (loss) before income taxes	(2,706)
Net tax benefit (expense)	—

Net investment income (loss)	(2,706)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments before income taxes	(107,447)
Net tax benefit (expense)	—

Net realized gain (loss) on investments	(107,447)

Net change in unrealized appreciation (depreciation) on investments before income taxes	131,059
Deferred tax benefit (expense)	—

Net change in unrealized appreciation (depreciation)	131,059

Net realized and unrealized gain (loss) on investments after income taxes	23,612

Net increase (decrease) in net assets resulting from operations	$20,906

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended November 30, 2016	Year Ended November 30, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(2,706)	$(3,946)
Net realized gain (loss)	(107,447)	(72,986)
Net change in unrealized appreciation (depreciation)	131,059	(138,396)

Increase (decrease) in net assets resulting from operations	20,906	(215,328)

From Distributions to Shareholders
Return of capital	(22,879)	(40,791)

Decrease in net assets from distributions to shareholders	(22,879)	(40,791)

From Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (103,770 and 117,155 shares, respectively)	767	1,550

Increase (decrease) in net assets from share transactions	767	1,550

Net increase (decrease) in net assets	(1,206)	(254,569)

Net Assets
Beginning of period	194,066	448,635

End of period	$192,860	$194,066

Accumulated undistributed net investment income (loss) net of taxes at end of period	$(8,978)	$(6,272)

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED NOVEMBER 30, 2016

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$20,906

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used) by operating activities:
Proceeds from sales of long-term investments	88,933
(Increase) Decrease in investment securities sold receivable	(1,847)
Purchase of long-term investments	(68,657)
Increase (Decrease) in investment securities purchased payable	3,424
Net (purchases) or sales of short-term securities	(2,176)
Net change in unrealized (appreciation)/depreciation on investments	(131,059)
Net realized (gains)/loss on investments	107,447
Return of capital distributions on investments	21,618
(Increase) Decrease in deferred tax asset, net	(25)
(Increase) Decrease in dividends receivable	118
(Increase) Decrease in prepaid expenses	13
(Increase) Decrease in prepaid directors’ retainer	(5)
(Increase) Decrease in interest payable on borrowings	60
Increase (Decrease) in investment advisory fees payable	(39)
Increase (Decrease) in administration and accounting fees payable	(74)
Increase (Decrease) in directors’ fees and expenses payable	(22)
Increase (Decrease) in other accrued expenses payable	(3)

Cash provided by (used) for operating activities	38,612

Cash provided by (used for) financing activities:
Cash received from borrowings	43,500
Cash payments to reduce borrowings	(60,000)
Cash dividends paid to shareholders	(22,112)

Cash provided by (used for) financing activities:	(38,612)

Net increase (decrease) in cash	—

Cash:
Cash at beginning of period	—

Cash at end of period	$—

Supplemental cash flow information:
Reinvestment of dividends and distributions	$767
Cash paid during the period for interest	875

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	From Inception(1) to November 30, 2014
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$7.47	$17.35	$19.10	(1)(2)

Income from investment operations:
Net investment income/(loss)(3)	(0.10)	(0.15)	(0.09)
Net realized and unrealized gain/(loss)	0.91	(8.15)	(1.30)

Total from investment operations	0.81	(8.30)	(1.39)

Dividends and/or Distributions to Shareholders:
Distributions from return of capital	(0.88)	(1.58)	(0.32)

Total dividends and distributions to shareholders	(0.88)	(1.58)	(0.32)

Offering costs charged to paid in capital	—	—	(0.04)

Net asset value, end of period	$7.40	$7.47	$17.35

Market price, end of period(4)	$7.47	$7.29	$15.80

Total return, net asset value(5)	13.58%	(50.79)%	(7.64	)%(9)
Total return, market value(6)	17.48%	(47.24)%	(19.72	)%(9)
Net assets, end of period (000’s)	$192,860	$194,066	$448,635

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(7)(8)	2.52%	2.28%	2.02	%(10)(11)
Ratio of net investment income/(loss) to average net assets	(1.59)%	(1.20)%	(1.16	)%(10)(11)
Portfolio turnover rate	28%	20%	22	%(9)

Bank Borrowings:
Loan outstanding, end of period (000’s)	$78,000	$94,500	$193,500
Asset coverage for loan outstanding, end of period	347%	305%	332%

(1)	The Fund commenced operations on June 25, 2014, the date which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90.
(3)	Calculated based on average shares outstanding.
(4)	Closing Price – New York Stock Exchange.
(5)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(6)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

(7)	Ratio of operating expenses to average net assets, before interest expense and before tax benefit (expense) was 1.97%, 1.84%, and 1.73% for the periods ended November 30, 2016, November 30, 2015, and November 30, 2014, respectively.
(8)	Ratio of operating expenses to average net assets, before interest expense and after tax benefit (expense) was 1.97%, 1.84%, and 1.73% for the periods ended November 30, 2016, November 30, 2015, and November 30, 2014 respectively.
(9)	Not annualized.
(10)	Annualized.
(11)	Ratio is calculated starting June 30, 2014, the date the Fund began accruing expenses.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2016

Note 1. Organization

The Fund is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated as a Maryland corporation on March 28, 2014. The Fund’s initial public offering was on June 25, 2014, and the Fund commenced investment operations on June 30, 2014. The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors of the Fund (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) approved by the Board. The Valuation Committee is comprised of certain members of management and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed quarterly by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available,

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage- backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Investment Income and Return of Capital Estimates

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended November 30, 2016, the Fund estimates that 90% of the MLP distributions received will be treated as a return of capital.

D.	Federal and State Income Taxes

Due to the fact that the Fund invests primarily in MLPs, it cannot qualify as a Regulated Investment Company under current tax laws. Thus, the Fund is treated as a regular corporation, or “C” corporation, for U.S. income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at statutory rates applicable to “C” corporations (currently at a maximum rate of 35%). The Fund may also be subject to a 20% alternative minimum tax to the extent that alternative minimum tax exceeds the Fund’s regular income tax liability. In addition, as a “C” corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs (state effective rate currently estimated at 1.88%, net of federal tax benefit). As a limited partner in the MLPs, the Fund includes its distributable share of the MLP’s taxable income in computing its own taxable income.

E.	Income Tax Accounting Policy

The Fund applies Accounting Standards Codification (ASC) 740 (Income Taxes) in computing the income tax provision. The Fund records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, and (ii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset,

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based upon whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Fund considers all positive and negative evidence in assessing any valuation allowance including the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. The Fund also accrues additional tax expense relating to uncertain tax positions and includes interest and penalties on such positions as a component of tax expense.

F.	Distributions to Shareholders

Distributions to shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach in amounts based on the Fund’s net cash flow received from portfolio investments, i.e., cash distributions received from the Fund’s investments in MLPs less expenses.

The estimated character of the distributions paid will either be dividends (ordinary income eligible to be treated as qualified dividend income) or returns of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in amounts greater than the Fund’s current and accumulated earnings and profits will represent returns of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares (or decrease the realized loss). Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period. The Fund is unable to make a final determination as to the tax character of distributions until after the end of the calendar year when the Fund can determine earnings and profits for federal income tax purposes.

The Fund will inform shareholders of the final tax character of its distributions on Form 1099-DIV in February 2017. For the period ended November 30, 2016, we currently estimate that 100% of the distributions will be considered returns of capital for federal income tax purposes.

G.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying open- and closed-end funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including the Fund’s subadviser. As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness entered into for the purpose of leverage).

B.	Subadviser

Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly owned subsidiary of Virtus, is the subadviser of the Fund. The subadviser is responsible for the day-to-day portfolio management of the Fund. For its services, DPIM receives an annual fee, payable monthly from the Adviser. No fee is paid to DPIM directly from the Fund.

C.	Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly owned subsidiary of Virtus, serves as the administrator to the Fund.

For the period ended November 30, 2016, the Fund incurred administration fees totaling $237 which are included in the Statement of Operations. A portion of those fees is paid to sub-administrators that also provide services to the Fund.

D.	Directors

For the period ended November 30, 2016, the Fund incurred Directors’ fees totaling $117 which are included in the Statement of Operations.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended November 30, 2016, were as follows:

Purchases	Sales
$68,657	$88,933

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

There were no purchases or sales of long-term U.S. Government and agency securities for the period ended November 30, 2016.

Note 5. Income Tax Information

($ reported in thousands)

The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Fund as of the period ended November 30, 2016. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. During the year ended November 30, 2016, the Fund reevaluated its blended state income tax rate, decreasing the rate from 2.02% to 1.88% due to anticipated state apportionment of income and gains.

The Fund’s income tax provision consists of the following as of November 30, 2016:

	Current tax expense (benefit)	Deferred tax expense (benefit)	Valuation Allowance expense (benefit)	Total tax expense (benefit)
Federal tax expense (benefit)	$25	$6,876	$(6,901)	$(0)
State tax expense (benefit)	—	1,137	(1,137)	—

Total tax expense (benefit)	$25	$8,013	$(8,038)	$(0)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) is as follows:

	Amount	Rate
Application of statutory income tax rate	$7,317	35.00%
State income taxes, net of federal benefit	393	1.88%
Return to provision and other	328	1.57%
Effect of valuation allowance	(8,038)	(38.45)%

Total income tax expense (benefit)	$—	0.00%

Components of the Fund’s net deferred tax asset (liability) as of November 30, 2016, are as follows:

Deferred tax asset:
Net unrealized depreciation on investments (tax basis)	$4,972
Capital loss carryforward (tax basis)	65,561
Net operating loss carryforward (tax basis)	15,299
AMT credit carryforward	25
Charitable contribution carryforward	17

Net deferred tax asset before valuation allowance	85,874

Less: Valuation allowance	(85,849)

Net deferred tax asset (liability)	$25

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held, and to estimate their associated deferred tax benefit/liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/liability which may have a material impact on the Fund’s net asset value. Realization of the deferred tax assets and carryforwards are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards.

At the period ended November 30, 2016, the Fund had net operating loss carryforwards (“NOL”) available for federal income tax purposes of $41,485. If not utilized, the federal NOL will expire in years 2033 through 2036. Additionally, as of November 30, 2016, the Fund had capital loss carryforwards of $177,771 which may be carried forward for 5 years. If not utilized, the capital loss will expire in years 2018 through 2021. The Fund has recorded a valuation allowance of $85,849 for the net deferred tax asset at November 30, 2016, except for the portion related to the AMT tax credit, as the Fund believes it is more likely than not that the asset will not be realized within the relevant carryforward period. The AMT tax credit carryforward does not expire.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. All tax years since inception remain open and subject to examination by tax jurisdictions. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At November 30, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$285,068	$18,633	$(32,142)	$(13,509)

The differences between the book basis and tax basis of unrealized appreciation (depreciation) and the cost of investments is primarily attributable to MLP earnings and basis adjustments.

Note 6. Indemnifications

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Director has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 7. Capital Transactions

At November 30, 2016, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares are authorized and 26,076,161 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2016 and November 30, 2015, there were 103,770 and 117,155 shares issued pursuant to the Plan, respectively.

Note 8. Borrowings

($ reported in thousands)

On July 22, 2016, the Fund renewed its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $90,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees paid and accrued for the period ended November 30, 2016 were $106 and are included in interest expense on the Statement of Operations. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and the approval of the Board. The Agreement can also be converted into a 179 day fixed term facility, one time at the Fund’s option. From December 1, 2015 to November 30, 2016, the average daily borrowings under the Agreement and the weighted daily average interest rate were $66,585 and 1.215%, respectively. At November 30, 2016, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$78,000	1.435%

Note 9. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in the sector. The performance of the securities in the energy sector may lag the performance of other industries or the broader market as a whole.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

Note 10. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. The outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 11. New Accounting Pronouncement

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. Certain of these amendments relate to Regulation S-X which sets forth the requisite form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Directors and Shareholders of

Duff & Phelps Select Energy MLP Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) as of November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2017

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Duff & Phelps Select Energy MLP Fund Inc. Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

DIVIDEND REINVESTMENT PLAN

It is the policy of Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) to automatically reinvest distributions payable to holders (“Common Stockholders”) of the Fund’s shares of common stock, $0.001 par value (“Common Stock”). A “registered” Common Stockholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of Common Stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered Common Stockholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered Common Stockholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name. When a distribution is declared, nonparticipants in the Plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below.

If on the payable date of the distribution, the market price of the Fund’s Common Stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the participant in the open market, on the NYSE or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the Common Stock, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the SEC may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. If you participate in the Plan, you will receive a Form 1099-DIV concerning the federal income tax status of distributions paid to you during the year.

As a participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each participant will pay a pro rata share of brokerage

DIVIDEND REINVESTMENT PLAN (Continued)

commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to Common Stockholders for such cash purchases. The Plan Administrator’s fee will be paid by the Fund. However, each participating Common Stockholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S. bank account. If a participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Common Stockholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

For more information regarding the Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

FUND MANAGEMENT TABLES

Information pertaining to the Directors and Officers of the Company as of December 31, 2016, is set forth below.

The address of each individual, unless otherwise noted, is c/o Duff & Phelps Select Energy MLP Fund Inc., 100 Pearl Street, Hartford, CT 06103.

Disinterested Directors

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Philip R. McLoughlin YOB: 1946 Elected: 2014 Chairman 74 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).
William R. Moyer YOB: 1944 Elected: 2014 4 Portfolios	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm); Director and Treasurer, CT Invention Convention (1986 to present); and former Chief Financial Officer, Phoenix Investment Partners. Director (since 2016), Virtus Global Dividend & Income Fund Inc.; Advisory Board Member (since 2016), The Zweig Fund, Inc.; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; Trustee/Director (since 2011), Virtus Closed-End Funds (3 Funds).
James M. Oates YOB: 1946 Elected: 2014 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).
James B. Rogers, Jr. YOB: 1942 Elected: 2016 5 Portfolios	Director (since 1986), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee/Director (since 2016), Virtus Closed-End Funds (3 funds); Non-Executive Director, Crusader Resources Limited (since 2016); Director, First China Financial Network Holdings Limited (since 2014); Director, Phos Agro (since 2014); Director, Spanish Mountain Gold Limited (since 2014); Director, Genagro Services, Ltd. (since 2011); Director, FAB Universal Corp. (2013-2014); Chairman, Beeland Interests (Media and Investments) (since 1980).
R. Keith Walton YOB: 1964 Elected: 2016 5 Portfolios	Trustee/Director (since 2016), Virtus Closed-End Funds (3 funds); Director (since 2004), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc. (since 2013); Director, Blue Crest Capital Management Funds (since 2006).
Brian T. Zino YOB: 1952 Elected: 2016 4 Portfolios	Retired President, J&W Seligman Co. Inc. (1994-2008); Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select Energy MLP Fund Inc.; Advisory Board Member (since 2016), Virtus Total Return Fund; Director (since 2014), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee, Bentley University (since 2011); Director, J&W Seligman Co. Inc. (1986-2008); Director, ICI Mutual Ins Co (1998-2009); Member, Board of Governors of Investment Company Institute (1998-2008).

FUND MANAGEMENT TABLES (Continued)

Interested Director

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
George R. Aylward* Trustee and President YOB: 1964 Elected: 2012 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (1 fund); Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Advisory Board Member

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William H. Wright II YOB: 1960 Advisory Member Appointed: 2016	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Retired Managing Director of Morgan Stanley (1982-2010); Member of Yale University Council (2001-2012); Chairman of the Board of Yale Alumni Fund (2004-2006).

FUND MANAGEMENT TABLES (Continued)

Officers of the Fund Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2014).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2014.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer since 2014.	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
William Renahan YOB: 1969	Vice President, Chief Legal Officer, Counsel and Secretary since 2014.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); Vice President and Secretary of Duff & Phelps Global Utility Income Fund Inc. (since 2012), DNP Select Income Funds Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc., and DTF Tax-Free Income Funds Inc. (since 2015); Secretary (since 2014) and General Counsel (since 2015) of Duff & Phelps Investment Management Co.; and Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).

Report on Special Meeting of Shareholders

A Special Meeting of Shareholders of Duff & Phelps Select Energy MLP Fund Inc. was held on September 16, 2016. The meeting was held for purposes of electing one (1) nominee to the Board of Directors.

The results were as follows:

Election of Director	Votes For	Votes Withheld
Brian T. Zino	22,549,636	573,311

Based on the foregoing, Brian T. Zino was elected as Director. The Fund’s other Directors who continue in office are George R, Aylward, Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rodgers, Jr. and R. Keith Walton.

AMENDED AND RESTATED BYLAWS

Effective April 7, 2016, the Fund’s Board amended and restated in its entirety the Bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include, among other revisions, a revised advanced notice provision for shareholder nominees for Trustees and proposals for other business that provides for a window of 150 to 120 days prior to the anniversary of the prior year’s proxy statement date. The foregoing description of any revisions made in the Amended and Restated Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws effective as of April 7, 2016, which are available by writing to the Secretary of the Fund at 101 Munson Street, Greenfield, MA 01301-9668.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

Philip R. McLoughlin, Chairman

George R. Aylward

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory Member

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Alternative Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

Bank of New York Mellon

1 Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services    1-866-270-7788

Website                          www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8566	01-17

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,525 for 2016 and $45,000 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,374 for 2016 and $1,468 for 2015. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $145,750 for 2016 and $14,500 for 2015.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. William Moyer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed is each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $669,623 for 2016 and $553,483 for 2015.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Philip R. McLoughlin, William R. Moyer, Brian T. Zino, R. Keith Walton and James M. Oates.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING PROXY VOTING

The Boards of the Funds1 have adopted this Policy to govern the exercise of stock ownership rights with respect to Fund Portfolio Holdings.

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.	“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.	“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

[1]	Funds include Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

II.	General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.	In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.	In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.

In analyzing shareholder proposals, the Delegate shall vote on a case-by-case basis taking into consideration such factors as whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

IV.	Delegation.

A.	In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.	The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.	With regard to each Fund for which there is a duly appointed Subadviser to whom the Adviser has delegated authority to vote proxies for Portfolio Holdings, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

D.	With regard to each Fund for which there is a duly appointed Subadviser, the Adviser may retain responsibility for voting any and/or all applicable proxies.

V.	Conflicts of Interest.

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstain; (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate; (v) vote shares in the same proportion as the vote of all other holders of shares of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest.

B.	Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Fund CCO or the Board (or the Executive Committee thereof) pursuant to section C of this Article.

C.	In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the Fund CCO shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determination(s), authorization(s) or waiver(s) at the next following meeting of the Board.

VI.	Miscellaneous.

A.	A copy of the current Policy Regarding Proxy Voting and the voting records for each Fund (Form N-PX) shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website. The Fund shall provide a copy of its most recent Form N-PX filing to any shareholder within three business days of receipt of such request.

B.	The Fund CCO shall present a report of any material deviations from this Policy at the next regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser and/or Subadviser shall provide to the Fund a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser and/or Subadviser shall gather, collate and present information relating to the proxy voting activities of itself and/or its Delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.	Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and for providing records to the Fund in appropriate detail and format to facilitate its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act

D.	Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Duff & Phelps Investment Management Co. Portfolio Management Team

David D. Grumhaus, Jr.

David Grumhaus is a Senior Managing Director and Senior Portfolio Manager with Duff & Phelps’ utility equity team, and leads the firm’s master limited partnership effort. Prior to joining Duff & Phelps in 2014, Mr. Grumhaus served as a portfolio manager and director of research for Copia Capital, LLC. Previously, he was an investment banker for Goldman, Sachs & Co., as well as William Blair & Company, LLC.

Charles Georgas, CFA

Charles Georgas is a Managing Director at Duff & Phelps Investment Management and co-portfolio manager of the Duff & Phelps Select Energy MLP Fund and Virtus Select MLP and Energy Fund and the Midstream MLP Total Return Strategy, Mr. Georgas concentrates his research on the midstream energy MLP sector. Prior to joining Duff & Phelps Investment Management in 2008, he was a Senior Equity Analyst covering the consumer sector of Marquis Investment Research. Mr. Georgas’s work experience within the investment industry includes eight years in the hedge fund industry.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2016, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David D. Grumhaus, Jr.	Registered Investment Companies:	1	5,383,896	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Charles Georgas	Registered Investment Companies:	1	5,383,896	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps, Newfleet, and Kayne (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•	Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•	Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Fund Chief Compliance Officer reports any “Whistle Blower” complaints involving the Funds to the Audit Committee(s) of the applicable Fund Board(s) on a quarterly basis. As both the Virtus and the Fund Procedures prohibit inappropriate retaliation against employees, there are no current plans to amend these Procedures.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2016, beneficial ownership of shares of the Fund by [Messrs. Grumhaus and Georgas] are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David Grumhaus	$50,001-$100,000
Charles Georgas	$10,001-$50,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Duff & Phelps Select Energy MLP Fund Inc.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 02/03/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 02/03/2017

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date 02/03/2017

*	Print the name and title of each signing officer under his or her signature.